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Exhibit 32(a)

Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

        Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), Frank R. Schmeler, the Chief Executive Officer, and Michael C. Nahl, the Chief Financial Officer, of Albany International Corp., a Delaware corporation ("the Registrant"), do each hereby certify, to such officer's knowledge that the annual report on Form 10-K/A for the fiscal year ended December 31, 2003 ("the Form 10-K/A") of the Registrant fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of the Company for the period covered by the report.

Dated: July 30, 2004

/s/ FRANK R. SCHMELER Frank R. Schmeler Chairman and Chief Executive Officer
/s/ MICHAEL C. NAHL Michael C. Nahl Senior Vice President and Chief Financial Officer

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Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)